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                         BILL OF SALE AND ASSIGNMENT

     THIS BILL OF SALE AND ASSIGNMENT is made and delivered this 23rd day of April, 1997 by Nord Kaolin Company, a Georgia limited partnership ("Seller"), and Dry Branch Kaolin Company, a Delaware corporation ("Purchaser").

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of March 5, 1997 (the "Purchase Agreement") by and among Purchaser and Seller, Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, all of Seller's right, title and interest in and to the Acquired Assets as the same are described in the Purchase Agreement; and

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement;

     NOW THEREFORE, pursuant to the Purchase Agreement and in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     1. CONVEYANCE. Seller hereby sells, assigns, transfers, conveys, and delivers to Purchaser all of the right, title and interest of Seller in and to each of the Acquired Assets owned by it as the same are defined and described in the Purchase Agreement, which Purchase Agreement is incorporated herein by this reference.

     2. REPRESENTATION AND WARRANTY. Seller represents and warrants to Purchaser that, at the date hereof, Seller has good and marketable title to the Acquired Assets being conveyed by it hereunder and under the Purchase Agreement and has transferred to and vested in Purchaser good and marketable title to each of the Acquired Assets herein conveyed, free and clear of all liens, claims, charges, encumbrances and security interests of any kind or nature other than the Permitted Encumbrances as defined in Section 1.1 of the Purchase Agreement, and Seller shall warrant and defend such title unto Purchaser forever.

     3. POWER OF ATTORNEY. Seller hereby irrevocably designates, makes, constitutes and appoints Purchaser, its successors or assigns, the true and lawful attorney (and agent-in-fact) of Seller with full power of substitution, for the benefit and at the expense of Purchaser, and except as may be limited by or otherwise provided for in the Purchase Agreement: (a) where such proceedings cannot be in the name of Purchaser, its successors and assigns, to institute and prosecute all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to any of the Acquired Assets, to defend or compromise any and all actions, suits or proceedings in respect of any of the Acquired Assets, and to do all such acts and things in relation thereto as Purchaser

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shall deem advisable, provided that Purchaser provides Seller with contemporaneous notice of each instance when it invokes this power of attorney;
(b) to endorse Seller's name on any payment, instrument, notice, or other similar document or agreement relating to the Acquired Assets for the period commencing with the date hereof that may come in to the possession of Purchaser or under Purchaser's control with respect to the Acquired Assets; and (c) to receive and open all mail addressed to Seller and reasonably believed by Purchaser to relate to the Acquired Assets (provided that items not relating to the Acquired Assets for the period commencing with the date hereof shall be returned to Seller). Seller acknowledges that the foregoing powers are coupled with an interest and shall be irrevocable by Seller in any manner or for any reason. Purchaser shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers which constitute Acquired Assets, including any amounts payable as interest in respect thereto.

     4. UNDERTAKINGS. If, subsequent to the date hereof, any property that is part of the Acquired Assets for the period commencing with the date hereof herein conveyed comes into the possession of Seller, Seller shall promptly deliver the same to Purchaser and, if such property is in the form of checks, drafts or other negotiable instruments, Seller shall promptly endorse the same to Purchaser. If, subsequent to the date hereof, any property that is part of the Excluded Assets comes into the possession of Purchaser, Purchaser shall promptly deliver the same to Seller and, if such property is in the form of checks, drafts or other negotiable instruments, Purchaser shall promptly endorse the same to Seller.

     5. THE PURCHASE AGREEMENT. Nothing contained in this Bill of Sale and Assignment shall be deemed to supersede, enlarge on, limit or modify any of the obligations, agreements, covenants or warranties of Seller or Purchaser contained in the Purchase Agreement, all of which survive the execution and delivery of this Bill of Sale and Assignment as provided in the Purchase Agreement. If any conflict exists between the terms of this Bill of Sale and Assignment and the Purchase Agreement, then the terms of the Purchase Agreement shall govern and control.

     6. GOVERNING LAW. This Bill of Sale and Assignment shall be governed by and construed in accordance with the laws of the State of Georgia without regard to conflicts of laws principles.

                  (signatures appear on the following page)

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     IN WITNESS WHEREOF, Seller has caused this Bill of Sale and Assignment to be executed and delivered as of the date first above written.

                                         DRY BRANCH KAOLIN COMPANY

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         NORD KAOLIN COMPANY

                                         By:  Norplex, Inc.
                                              Its General Partner

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

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